April 29, 2011

Summary Prospectus

BlackRock Funds III  |  Investor A and Institutional Shares

➢	BlackRock Russell 1000® Index Fund

Fund	Investor A Shares Ticker Symbol	Institutional Shares Ticker Symbol

BlackRock Russell 1000® Index Fund	BRGAX	BRGNX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated April 29, 2011, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ■ No Bank Guarantee ■ May Lose Value

Summary Prospectus

Key Facts about BlackRock Russell 1000® Index Fund

Investment Objective

The investment objective of BlackRock Russell 1000® Index Fund (“Russell 1000 Index Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to match the performance of the Russell 1000® Index (the “Russell 1000”), as closely as possible before the deduction of Fund expenses.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Russell 1000 Index Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Investor A Shares	Institutional Shares
Management Fee	0.05%	0.05%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[2]	0.44%	0.42%
Administration Fee	0.08%	0.08%
Miscellaneous Other Expenses[2]	0.36%	0.34%
Total Annual Fund Operating Expenses	0.74%	0.47%
Fee Waivers and/or Expense Reimbursements[3]	(0.26)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.48%	0.23%
[1]

The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and its share of the Russell 1000® Index Master Portfolio’s (the “Master Portfolio”) allocated expenses. The management fees are paid by the Master Portfolio, a series of Master Investment Portfolio (“MIP”).

[2]	Other Expenses are estimated for the current fiscal year.
[3]

As described in the “Management of the Fund” section of the Fund’s prospectus on pages 20-24, BlackRock Fund Advisors (“BFA”) and BlackRock Institutional Trust Company, N.A. (“BTC”) have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of the Fund (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.48% for Investor A Shares and 0.23% for Institutional Shares, until May 1, 2012. The Fund may have to repay some of these waivers and reimbursements to BFA and BTC in the following two years. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or of MIP, as applicable, or by a vote of a majority of the outstanding voting securities of the Fund or the Master Portfolio, as applicable.

Example:

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor A Shares	$49	$210
Institutional Shares	$24	$127

Portfolio Turnover:

The Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Master Portfolio’s performance.

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Principal Investment Strategies of the Fund

The Russell 1000 Index Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000. The Fund will be substantially invested in equity securities in the Russell 1000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000. Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

The Fund will invest in the common stocks represented in the Russell 1000 in roughly the same proportions as their weightings in the Russell 1000. As of June 25, 2010, the most recent rebalance date, the companies in the Russell 1000 have a market capitalization ranging from $1.256 billion to $283.061 billion. The Fund may also engage in futures transactions. At times, the Fund may not invest in all of the common stocks in the Russell 1000, or in the same weightings as in the Russell 1000. At those times, the Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks chosen are similar to the Russell 1000 as a whole. The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Russell 1000 is concentrated.

The Fund is a “feeder” fund that invests all of its investable assets in the Master Portfolio, which has the same investment objective and strategies as the Fund. All investments are made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master Portfolio. For simplicity, this prospectus uses the name of the Fund or the term “Fund” (as applicable) to include the Master Portfolio.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Russell 1000 Index Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■	Concentration Risk — To the extent the Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■

Futures Risk — The Fund’s use of futures may reduce the Fund’s returns. In these transactions, the Fund is subject to liquidity risk and correlation risk (i.e., that fluctuations in a future’s value may not correlate perfectly with the change in the market value of the instruments held by the Fund).

■

Index Fund Risk — An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Russell 1000 as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

■

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

■	Tracking Error Risk — The performance of the Fund may diverge from that of the Russell 1000.

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Performance Information

The Russell 1000 Index Fund commenced operations on March 31, 2011, and therefore does not have performance information an investor would find useful in evaluating the risks of investing in the Fund. The Fund’s primary benchmark is the Russell 1000.

Investment Adviser

The Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the Master Portfolio Since	Title
Edward Corallo	2011	Managing Director of BlackRock, Inc.
Jennifer Hsui, CFA	2011	Managing Director of BlackRock, Inc.
Christopher Bliss, CFA, CPA	2011	Managing Director of BlackRock, Inc.
Creighton Jue, CFA	2011	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island, 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

	Investor A	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for retirement plans. • $50, if establishing Automatic Investment Plan (“AIP”).	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to U.S. Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated April 29, 2011, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-07332 BlackRock Russell 1000® Index Fund — Investor SPRO-R1000-0411